UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2005
Odyssey Re Holdings Corp.
(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	6719 (Commission File Number)	52-2301683 (I.R.S. Employer Identification Number)

Odyssey Re Holdings Corp.
300 First Stamford Place, Stamford, Connecticut 06902
(203) 977-8000
(Address of principal executive offices and telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 3.03. Material Modification of Rights of Security Holders
          Subject to certain exceptions, the terms of the Series A Preferred Shares (as defined below) as set forth in the Series A Certificate of Designations (as defined below), which is attached hereto as Exhibit 3.1 and incorporated herein by reference, limit the ability of Odyssey Re Holdings Corp. (the “Company”) to pay dividends on, and to repurchase, stock ranking junior to the Series A Preferred Shares (including the Company’s common stock, par value $0.01 per share) in the event that the Company fails to declare and pay full dividends on the Series A Preferred Shares for the latest completed dividend period.
          Subject to certain exceptions, the terms of the Series B Preferred Shares (as defined below) as set forth in the Series B Certificate of Designations (as defined below), which is attached hereto as Exhibit 3.2 and incorporated herein by reference, limit the ability of the Company to pay dividends on, and to repurchase, stock ranking junior to the Series B Preferred Shares (including the Company’s common stock, par value $0.01 per share) in the event that the Company fails to declare and pay full dividends on the Series B Preferred Shares for the latest completed dividend period.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
          In connection with the Company’s registered public offering of 2,000,000 Series A Preferred Shares, made pursuant to a registration statement on Form S-3 (Registration No. 333-113026) and a related prospectus supplement dated October 13, 2005, filed by the Company with the Securities and Exchange Commission on October 14, 2005, on October 17, 2005, the Company filed with the Secretary of State of the State of Delaware a certificate of designations (the “Series A Certificate of Designations”) setting forth the terms of its 8.125% series A preferred stock, par value $0.01 per share (liquidation preference $25 per share) (the “Series A Preferred Shares”), which Series A Certificate of Designations is attached hereto as Exhibit 3.1 and incorporated herein by reference. The Series A Certificate of Designations was effective upon filing.
          In connection with the Company’s registered public offering of 2,000,000 Series B Preferred Shares, made pursuant to a registration statement on Form S-3 (Registration No. 333-113026) and a related prospectus supplement dated October 13, 2005, filed by the Company with the Securities and Exchange Commission on October 14, 2005, on October 17, 2005, the Company filed with the Secretary of State of the State of Delaware a certificate of designations (the “Series B Certificate of Designations”) setting forth the terms of its floating rate series B preferred stock, par value $0.01 per share (liquidation preference $25 per share) (the “Series B Preferred Shares”), which Series B Certificate of Designations is attached hereto as Exhibit 3.2 and incorporated herein by reference. The Series B Certificate of Designations was effective upon filing.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

3.1	Certificate of Designations setting forth the specific rights, preferences, limitations and other terms of the Series A Preferred Shares.

3.2	Certificate of Designations setting forth the specific rights, preferences, limitations and other terms of the Series B Preferred Shares

4.1	Form of Stock Certificate evidencing the Series A Preferred Shares.

4.2	Form of Stock Certificate evidencing the Series B Preferred Shares.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 18, 2005

ODYSSEY RE HOLDINGS CORP.

By:	/s/ Donald L. Smith

Name:	Donald L. Smith
Title:	Senior Vice President,
General Counsel, and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

3.1	Certificate of Designations setting forth the specific rights, preferences, limitations and other terms of the Series A Preferred Shares.

3.2	Certificate of Designations setting forth the specific rights, preferences, limitations and other terms of the Series B Preferred Shares.

4.1	Form of Stock Certificate evidencing the Series A Preferred Shares.

4.2	Form of Stock Certificate evidencing the Series B Preferred Shares.